UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 21, 2007
Coeur d’Alene Mines Corporation
(Exact name of registrant as specified in its charter)
IDAHO
(State or other jurisdiction
of incorporation or organization)
1-8641
(Commission File Number)
82-0109423
(IRS Employer Identification No.)

505 Front Ave., P.O. Box “I”
Coeur d’Alene, Idaho, 83816
(Address of Principal Executive Offices)
(208) 667-3511
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
 ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 23.2
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Explanatory Note
     This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Coeur d’Alene Mines Corporation (“Coeur”) on December 28, 2007 to report the completion of its acquisition of all the shares of Bolnisi Gold NL (“Bolnisi”) and Palmarejo Silver and Gold Corporation (“Palmarejo”) under Items 2.01, 3.02 and 9.01. This Amendment No. 1 is being filed to include the financial information required under parts (a) and (b) of Item 9.01.
Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
          The following audited financial statements of Bolnisi are incorporated herein by reference to Exhibit 99.1:
•	Independent Auditors’ Report;

•	Consolidated Income Statements for the years ended June 30, 2007, 2006 and 2005;

•	Consolidated Statements of Recognised Income and Expense for the years ended June 30, 2007, 2006 and 2005;

•	Consolidated Balance Sheets as of June 30, 2007 and 2006;

•	Consolidated Statements of Cash Flows for the years ended June 30, 2007, 2006 and 2005; and

•	Notes to the Consolidated Financial Statements.
          The following audited financial statements of Palmarejo are incorporated herein by reference to Exhibit 99.2:
•	Independent Auditors’ Report;

•	Consolidated Balance Sheets as of June 30, 2007 and 2006;

•	Consolidated Operations for the years ended June 30, 2007 and 2006, for the initial 248-day period ended June 30, 2005 and cumulative from October 25, 2004 to June 30, 2007;

•	Consolidated Deficit and Contributed Surplus for the years ended June 30, 2007 and 2006, for the initial 248-day period ended June 30, 2005 and cumulative from October 25, 2004 to June 30, 2007;

•	Consolidated Cash Flows for the years ended June 30, 2007 and 2006, for the initial 248-day period ended June 30, 2005 and cumulative from October 25, 2004 to June 30, 2007;

•	Consolidated Expenditures on Exploration Projects for the years ended June 30, 2007 and 2006, for the initial 248-day period ended June 30, 2005 and cumulative from October 25, 2004 to June 30, 2007; and

•	Notes to Consolidated Financial Statements for the year ended June 30, 2007.
(b) Pro Forma Financial Information
          The following pro forma financial information required by Item 9.01(b) of Form 8-K is incorporated by reference to Exhibit 99.3:
•	Unaudited Pro Forma Combined Consolidated Balance Sheet as of June 30, 2007;

•	Unaudited Pro Forma Combined Income Statement for the six months ended June 30, 2007;

•	Unaudited Pro Forma Combined Income Statement for the year ended December 31, 2006; and

•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.
(d) Exhibits:

Exhibit
Number	Description of Exhibit
23.1	Consent of Independent Auditors, KPMG, Brisbane, Australia
23.2	Consent of Independent Auditors, KPMG LLP, Montréal, Canada
99.1	Audited Financial Statements of Bolnisi Gold NL
99.2	Audited Financial Statements of Palmarejo Silver and Gold Corporation
99.3	Pro forma financial information

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeur d’Alene Mines Corporation
Date: January 15, 2008	By:	/s/ James A. Sabala
		Name:	James A. Sabala
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
23.1	Consent of Independent Auditors, KPMG, Brisbane, Australia
23.2	Consent of Independent Auditors, KPMG LLP, Montréal, Canada
99.1	Audited Financial Statements of Bolnisi Gold NL
99.2	Audited Financial Statements of Palmarejo Silver and Gold Corporation
99.3	Pro forma financial information

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